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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 12, 2002



                           Arlington Hospitality, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                             0-15291                     36-3312434
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(State of other                      (Commission                 (IRS Employer
jurisdiction of                      File Number)                Identification
incorporation)                                                   Number)




 2355 South Arlington Heights Road, Suite 400, Arlington Heights, Illinois 60005
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (630) 228-5400

                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS.

                  Arlington Hospitality, Inc. has announced the progress it has made in the transition to a new chief executive officer, the departure of Michael P. Holtz as chief executive officer and the sale of two hotels. For further details concerning these matters, reference is made to the Company's press release dated December 12, 2002, attached hereto as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  ADDITIONAL EXHIBITS.

                  99.1.     Press Release dated December 12, 2002.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  December 12, 2002

                                       Arlington Hospitality, Inc.
                                       (Registrant)

                                       By:  /s/ James B. Dale
                                            -----------------------------------
                                       Title:   Senior Vice President and
                                                Chief Executive Officer
                                                -------------------------------



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